COLUMBIA MID CAP GROWTH FUND, INC.
                                  (THE "FUND")


                 SUPPLEMENT TO THE CLASS Z, T AND G PROSPECTUSES


The "Investment Goal" section of the prospectus has been amended as follows:

"The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index."


The "Principal Investment Strategies" section of the prospectus has been amended by revising the first paragraph and adding a second paragraph as follows:

"In achieving its investment objective, the Fund will focus on growth stocks. The Fund may also invest up to 20% of its net assets in small and large-cap companies, as compared to the Russell Midcap Index, when the advisor believes they offer comparable capital appreciation opportunities or to stabilize the portfolio.

The Fund may invest in special situations such as initial public offerings
(IPOs); companies that may benefit from technological or product developments or new management; and companies involved in tender offers, leveraged buy-outs or mergers."







240-36/945P-1003                                                October 13, 2003